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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                _________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                      October 1, 2007 (September 26, 2007)



                         WESTERN POWER & EQUIPMENT CORP.
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             (Exact name of registrant as specified in its charter)



          DELAWARE                   0-26230                    91-1688446
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(State or other jurisdiction       (Commission                (IRS Employer
      of incorporation)            File Number)             Identification No.)



                  6407-B N.E. 117th Avenue, Vancouver, WA 98662
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               (Address of Principal Executive Offices) (Zip Code)



                                 (360) 253-2346
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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FORWARD-LOOKING STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF
1995:

            This Current Report contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to, demand and acceptance of services, changes in governmental policies and regulations applicable to the mining industry, economic conditions, the impact of competition and pricing, and other risks defined in this document and in statements filed from time to time with the Securities and Exchange Commission by Western Power & Equipment Corp. (the "Company"). All readers are encouraged to review this Current Report. All such forward-looking statements, whether written or oral, and whether made by or on behalf of the Company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

            In June 2005, the Company and certain institutional lenders closed under various agreements (collectively, the "2005 Securities Purchase Agreements") evidencing a new $30 million convertible debt facility (convertible into common shares of the Company at an initial conversion price of $ 2.00 per share) payable over the next five years, with a variable interest rate of LIBOR plus 6%. Effective April 17, 2007, the Company and these lenders had entered into a Second Amendment and Waiver Agreement (the "Second Amendment") and a Membership Interest Transfer Agreement (the "April, 2007 Transfer Agreement")

            Effective September 26, 2007, the Company and these lenders have entered into a Letter Agreement (the "Letter Agreement") and another Membership Interest Transfer Agreement (the "September, 2007 Transfer Agreement"), forms of which are attached hereto as Exhibit 10.1 and Exhibit 10.2. In consideration of the lenders waiving several monetary defaults under the Securities Purchase Agreements and the Second Amendment, the Company, upon the terms and subject to the conditions of the Letter Agreement, has agreed, among other things, to transfer to the lenders an additional 5% of the Class A membership interests of the Company's 90% owned subsidiary, Arizona Materials, LLC. The Company has also agreed to pay off the convertible debt facility by no later than October 15, 2007. Failure to close by this date will cause the defaults referenced in the Letter Agreement to be reinstated.

            Prior to the entry into the Letter Agreement and September, 2007 Transfer Agreement, there was no material relationship between the Company and the lenders except for such lenders' relationship with the Company pursuant to the Securities Purchase Agreements, as amended. The identity of the lenders is set forth in the Letter Agreement and the September, 2007 Transfer Agreement.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(C)         Exhibits

10.1        Letter Agreement

10.2        Membership Interest Transfer Agreement
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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:   October 1, 2007

                                        WESTERN POWER & EQUIPMENT CORP.



                                        By: /s/ Mark J. Wright
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                                            Name:  Mark J. Wright
                                            Title: Chief Financial Officer